U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of1934

      Date of Report (Date of earliest event reported): November 22, 2004

                              XYNERGY CORPORATION
                        (formerly known as Raquel,Inc.)
       (Exact name of small business issuer as specified in its charter)

         Nevada                          0-24798                   93-1123005
(State or other jurisdiction of      (Commission                (IRS Employer
  of Incorporation)                   File Number)           Identification No.)

            269 So. Beverly Drive, Suite 938, Beverly Hills, CA 90212
                    (Address of principal executive offices)

                                 (310) 274-0086
                        (Registrant's telephone number)

                            CURRENT REPORT: FORM 8-K

Item 4.01 a) On November 22, 2004, the Company engaged DeLeon & Company, PA, to perform its audit for the fiscal year ended December 31, 2004; to replace the firm of Shelley International. The decision to change independent auditors was approved by the Company's Board of Directors.

      The report of Shelley International on the Company's financial statements for the year ended December 31, 2003 did not contain adverse opinions or disclaimers of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

      In connection with the audits of the Company's financial statements for the year ended December 31, 2003 and through the subsequent period ended as of the date of this report, there were no disagreements ("Disagreements") as defined in Item 304 (a) (1) (iv) and the instructions to Item 304 of Regulation S-K, as amended, promulgated by the Securities and Exchange Commission ("Regulation S-K") with Shelley International on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedure which, if not resolved to the satisfaction of Shelley International, would have caused Shelley International to make reference to the matter in its reports. In addition, during the years ended December 31, 2002 and 2003 and through the subsequent period ended as of the date of this report, there were no reportable events ("Reportable Events") as defined in Item 304 (a) (1) (v) of Regulation S-K. The Company has requested that Shelley International furnish it with a letter addressed to the Securities and Exchange Commission, stating whether it agrees with the above statements, a copy of which is attached as an exhibit.

      (b) On November 22, 2004, the Company engaged De Leon & Company, PA as its independent auditors for the fiscal year ended December 31, 2003. At no time preceding November 22, 2004 has the Company (or anyone on behalf of the Company) consulted with De Leon & Company, PA on matters regarding the
      (i) application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or (ii) any matter that was the subject of a Disagreement with Shelley International or a Reportable Event.

Item 9.01 Financial Statements and Exhibits
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

(a) Not applicable.

(b) Not applicable.

(c) Exhibits
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      10.43      Letter to Shelley International

      SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                              XYNERGY CORPORATION
                                  (Registrant)

Dated: November 26, 2004              By:/s/ Raquel Zepeda
                                         ---------------------------------------
                                         Raquel Zepeda, Chief Executive Officer